SUB-ITEM 77Q1 (g):  Exhibits


AGREEMENT AND PLAN OF REORGANIZATION

       THIS AGREEMENT AND PLAN
OF REORGANIZATION (the "Agreement") is
 made as of
this 5th day of March, 2010,
by and between MONEY MARKET
OBLIGATIONS TRUST, a
Massachusetts business trust,
with its principal place of
business at 4000 Ericsson Drive,
Warrendale, PA,
15086 (the "Trust"), with respect
to Government Obligations Fund,
a series of the Trust (the "Acquiring
Fund"), and the Trust, with
respect to Federated Short-Term
U.S. Government Trust, a series
of the Trust
("Acquired Fund" and, collectively
with the Acquiring Fund, the "Funds").
       This Agreement is intended
to be, and is adopted as, a plan
of reorganization within the meaning
of Section 368(a) of the United
States Internal Revenue Code of
1986, as amended (the "Code") and the
Treasury Regulations promulgated
thereunder.  The reorganization
will consist of:  (i) the transfer
of all
of the assets of the Acquired
Fund in exchange for Institutional
Shares, $.01 per shares par value,
of the
Acquiring Fund ("Acquiring Fund
Shares"); (ii) the distribution
 of Acquiring Fund Shares to the holders
of Shares of the Acquired Fund
("Acquired Fund Shares"); and
(iii) the liquidation of the
Acquired Fund
as provided herein, all upon
the terms and conditions set
forth in this Agreement

(the "Reorganization").
       WHEREAS, the Acquiring Fund
and Acquired Fund are a separate
series of the Trust, the Trust is
an open-end, registered management
investment company and the Acquired
Fund owns securities that
generally are assets of the character
in which the Acquiring Fund is
 permitted to invest;
       WHEREAS, the Acquiring
Fund and
the Acquired Fund are authorized
to issue their shares of
beneficial interests;
       WHEREAS, the Trustees of
the Trust have determined that
the Reorganization, with respect to
the Acquiring Fund, is in the
best interests of the Acquiring
Fund and that the interests of
the existing
shareholders of the Acquiring
Fund will not be diluted as a

result of the Reorganization;
       WHEREAS, the Trustees
of the Trust have determined
that the Reorganization, with
respect to
the Acquired Fund, is in the
best interests of the Acquired
Fund and that the interests of
the existing
shareholders of the Acquired
Fund will not be diluted as a
result of the Reorganization;
       NOW, THEREFORE, in
consideration of the premises
and of the covenants and agreements
hereinafter set forth, the
parties hereto covenant and
agree as follows:
ARTICLE I

TRANSFER OF ASSETS OF THE
ACQUIRED FUND IN EXCHANGE FOR
ACQUIRING FUND
SHARES AND LIQUIDATION OF THE
ACQUIRED FUND
       	1.1	THE EXCHANGE.

Subject to the terms and conditions
contained herein and on the basis
of the
representations and warranties
contained herein, the Acquired
Fund agrees to transfer all of
its assets, as set forth in
paragraph 1.2, to the Acquiring
Fund.  In exchange, the Acquiring
Fund agrees:  (i) to deliver to

the Acquired Fund
the number of full and fractional
Acquiring Fund Shares determined
by multiplying (a) the Acquired
Fund Shares
outstanding by (b) the ratio
computed by dividing (x) the
net asset value per share of
the Acquired Fund Shares by
(y) the net asset value per
share of the Acquiring Fund
Shares computed in the manner
and as of the time and date
set forth in paragraph 2.2.
 Holders of the Acquired Fund
 Shares will receive Acquiring

 Fund Shares.  Such
transactions shall take place
at the closing on the Closing
 Date provided for in paragraph 3.1.
       	1.2	ASSETS TO BE
ACQUIRED.  The assets of the
Acquired Fund to be acquired
by the Acquiring
Fund shall consist of property
having a value equal to the
total net assets of the Acquired
Fund including, without
limitation, cash, securities,
commodities, interests in futures
and dividends or interest receivables
owned by the
Acquiring Fund, if any, shown
as an asset on the books of the
Acquired Fund on the Closing Date.
       The Acquired Fund has
provided the Acquiring
Fund with its most recent
audited financial statements,
which contain a list of
all of the Acquired Fund's
assets as of the date of such statements.
 The Acquired Fund
hereby represents that as of the
date of
the execution of this Agreement,
there have been no changes in its
 financial
position as reflected in such
financial statements other than
 those occurring in the ordinary
course of business in
connection with the purchase
and sale of securities, the
issuance and redemption of
Acquired Fund shares and the
payment of normal operating
expenses, dividends and capital
gains distributions.
       	1.3	LIABILITIES
TO BE DISCHARGED.  The Acquired
Fund will discharge all of its
liabilities and
obligations prior to the
Closing Date.
       	1.4	LIQUIDATION
AND DISTRIBUTION.  On or as
soon after the Closing Date
as is conveniently
practicable:  (a) the Acquired
 Fund will distribute in
complete liquidation of
the Acquired Fund, pro rata
to its
shareholders of record,
determined as of the
close of business on
the Closing Date (the "Acquired Fund
Shareholders"), all of the Acquiring
Fund Shares received by the Acquired
Fund pursuant to paragraph 1.1; and
(b) the Acquired Fund will thereupon
 proceed to dissolve and terminate
as set forth in paragraph 1.8 below.
Such
distribution will be accomplished
by the transfer of Acquiring Fund
Shares credited to the account of
the Acquired
Fund on the books of the Acquiring
 Fund to open accounts on the share
records of the Acquiring Fund in
the names
of the Acquired Fund Shareholders,
and representing the respective pro
 rata numbers of Acquiring Fund
Shares due
such shareholders.  All issued
and outstanding  Acquired Fund
Shares will simultaneously be
canceled on the books
of the Acquired Fund.  The
Acquiring Fund shall not issue
certificates representing
Acquiring Fund Shares in
connection with such transfer.
After the Closing Date, the
Acquired Fund shall not conduct
any business except in
connection with its termination.
       	1.5	OWNERSHIP OF SHARES.
 Ownership of Acquiring Fund Shares
will be shown on the books of
the Acquiring Fund's transfer agent.
Acquiring Fund Shares will be issued
simultaneously to the Acquired Fund, in
an amount equal in value to the
aggregate net asset value of the
 Acquired Fund Shares, to be distributed
to Acquired
Fund Shareholders.
       	1.6	TRANSFER TAXES.
Any transfer taxes payable upon
the issuance of Acquiring Fund
Shares in
a name other than the registered
 holder of the Acquired Fund
shares on the books of the
Acquired Fund as of that
time shall, as a condition
 of such issuance and transfer,
be paid by the person to whom
such Acquiring Fund Shares
are to be issued and transferred.
       	1.7	REPORTING
RESPONSIBILITY.  Any reporting
responsibility of the Acquired
Fund is and shall
remain the responsibility of
the Acquired Fund.
       	1.8	TERMINATION.
The Acquired Fund shall be
terminated promptly following
the Closing Date
and the making of all
distributions pursuant
to paragraph 1.4.
       	1.9	BOOKS
AND RECORDS.  All books
and records of the Acquired
Fund, including all books and
records required to be
maintained under the
Investment Company Act of
1940 (the "1940 Act"), and

the rules and
regulations thereunder,
shall be available to the
Acquiring Fund from and
after the Closing Date and
shall be turned
over to the Acquiring Fund
as soon as practicable following
the Closing Date.
ARTICLE II

VALUATION
       	2.1	VALUATION OF ASSETS.
The value of the Acquired Fund's assets
 to be acquired by the
Acquiring Fund hereunder shall be the
 value of such assets at the closing
on the Closing Date, using the valuation
procedures set forth in the Trust's
Declaration of Trust and the Acquiring
 Fund's then current prospectus and
statement of additional information or
 such other valuation procedures as
shall be mutually agreed upon by the
parties.
       	2.2	VALUATION OF SHARES.
The net asset value per share of
Acquiring Fund Shares shall be the
net asset value per share computed
at the closing on the Closing Date,
using the valuation procedures set
forth in the
Trust's Declaration of Trust and the
Acquiring Fund's then current prospectus
 and statement of additional
information, or such other valuation
procedures as shall be mutually agreed
 upon by the parties.
       	2.3	SHARES TO BE ISSUED.
 The number of Acquiring Fund Shares
to be issued (including
fractional shares, if any) in exchange
 for the Acquired Fund's assets, shall
be determined in accordance with
paragraph 1.1.
       	2.4	DETERMINATION OF
 VALUE.  All computations of

value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.
ARTICLE III

CLOSING AND CLOSING DATE
       	3.1	CLOSING DATE.
The closing shall occur on or
about March 5, 2010, or such other
date(s) as the
parties may agree to in writing
(the "Closing Date").  All acts
 taking place at the closing
shall be deemed to take
place at 4:00 p.m. Eastern Time
on the Closing Date unless otherwise
 provided herein.  The closing
shall be held at
the offices of Federated Services
Company, 1001 Liberty Avenue,
Pittsburgh, Pennsylvania 15222-3779,
or at such
other time and/or place as the parties
may agree.
       	3.2	CUSTODIAN'S
CERTIFICATE. State Street Bank
and Trust Company, as custodian
 for the
Acquired Fund (the "Custodian"),
shall deliver at the Closing a
certificate of an authorized officer
stating that:
(a) the Acquired Fund's portfolio
securities, cash, and any other assets
have been delivered in proper form to the
Acquiring Fund on the Closing Date;
 and (b) all necessary taxes including
 all applicable federal and state stock
transfer stamps, if any, shall have
been paid, or provision for payment
shall have been made, in conjunction
with the
delivery of portfolio securities by
the Acquired Fund.
       	3.3	EFFECT OF SUSPENSION
 IN TRADING.  In the event that on
the scheduled Closing Date,
either:  (a) the NYSE or another
primary exchange on which the
portfolio securities of the
Acquiring Fund or the
Acquired Fund are purchased or
sold, shall be closed to trading
or trading on such exchange shall
be restricted; or
(b) trading or the reporting of
trading on the NYSE or elsewhere
shall be disrupted so that accurate
appraisal of the
value of the net assets of the
Acquiring Fund or the Acquired
Fund is impracticable, the Closing
 Date shall be
postponed until the first business
day after the day when trading is fully
resumed and reporting is restored.
       	3.4	TRANSFER AGENT'S
CERTIFICATE. State Street Bank and Trust
Company, as transfer agent
for the Acquired Fund as of the
Closing Date, shall deliver at the
Closing a certificate of an authorized
officer stating
that its records contain the names
and addresses of Acquired Fund
Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.
The Acquiring
Fund shall issue and deliver or
 cause, State Street Bank and
Trust Company, its transfer agent,
to issue and deliver a
confirmation evidencing Acquiring
Fund Shares to be credited on the
Closing Date to the Secretary of
the Trust or
provide evidence satisfactory to
 the Acquired Fund that the
 Acquiring Fund Shares have been
 credited to the
Acquired Fund's account on
the books of the Acquiring Fund.
At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates,

receipts and other documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
       	4.1	REPRESENTATIONS
OF THE ACQUIRED FUND.  The Trust,
 on behalf of the Acquired Fund,
represents and warrants to the
Acquiring Fund, as follows:
a)	The Acquired Fund is a
legally designated, separate
series of a statutory trust duly
organized, validly
existing, and in good standing
under the laws of the Commonwealth
of Massachusetts.
b)	The Trust is registered as
an open-end management investment
company under the 1940 Act, and
the Trust
registration with the Securities
and Exchange Commission
(the "Commission") as an
investment company
under the 1940 Act is in
full force and effect.
c)	The current
prospectus and statement of
additional information of the
 Acquired Fund conform in all
material respects to the
applicable requirements of
the Securities Act of 1933
(the "1933 Act") and the
1940 Act, and the rules and
regulations thereunder, and
do not include any untrue
statement of a material
fact or omit to state any
material fact required to
be stated or necessary to

make the statements therein, in
light of the circumstances
under which they were made,
not misleading.
d)	The Acquired Fund is
not, and the execution, delivery,
 and performance of this Agreement
(subject to
shareholder approval) will not,
result in the violation of any
 provision of the Trust's
Declaration of Trust or
By-Laws or of any material

agreement, indenture, instrument,
 contract, lease, or other undertaking
 to which
the Acquired Fund is a party or
by which it is bound.
e)	The Acquired Fund has
 no material contracts or other
commitments (other than this Agreement)
that will
be terminated with liability to
 it before the Closing Date, except
for liabilities, if any, to be discharged
as
provided in paragraph 1.3 hereof.
f)	Except as otherwise
 disclosed
in writing to and accepted by
the Acquiring Fund, no litigation,
administrative proceeding, or
investigation of or before any
court or governmental body is
presently
pending or to its knowledge
threatened against the Acquired
Fund or any of its properties or

 assets, which,
if adversely determined, would
materially and adversely affect
its financial condition, the
conduct of its
business, or the ability of the
Acquired Fund to carry out the
transactions contemplated by
this Agreement.
The Acquired Fund knows of no
facts that might form the basis
for the institution of such proceedings
and
is not a party to or subject to
the provisions of any order, decree,
or judgment of any court or governmental body that materially and adversely affects its business or its ability
to consummate the transactions
contemplated herein.
g)	The audited financial statements
 of the Acquired Fund as of July 31,
2009, and for the fiscal year then
ended have been prepared in accordance
 with generally accepted accounting
principles, and such
statements (copies of which have been
furnished to the Acquiring Fund) fairly
reflect the financial
condition of the Acquired Fund as of
such date, and there are no known contingent
 liabilities of the
Acquired Fund as of such date that are
 not disclosed in such statements.
h)	The unaudited financial
statements of the Acquired Fund
as of January 31, 2007, and for the six months
then ended have been prepared in
 accordance with generally accepted
accounting principles, and such
statements (copies of which have
been furnished to the Acquiring Fund)
fairly reflect the financial
condition of the Acquired Fund as
 of such date, and there are no
known contingent liabilities of the
Acquired Fund as of such date that
are not disclosed in such statements.
i)	Since the date of the financial
statements referred to in paragraph
(g) and (h) above, there have been no
material adverse changes in the
Acquired Fund's financial condition,
assets, liabilities or business (other
than changes occurring in the
ordinary course of business),
or any incurrence by the Acquired
Fund of
indebtedness maturing more than
one year from the date such
indebtedness was incurred, except as
otherwise disclosed to and
accepted by the Acquiring Fund.

For the purposes of this paragraph (i), a
decline in the net asset value of
the Acquired Fund shall not
constitute a material adverse change.
j)	All federal and other tax
returns and reports of the Acquired
Fund required by law to be filed have been
filed, and all federal and other
taxes shown due on such returns
and reports have been paid, or provision
shall have been made for the payment
thereof.  To the best of the Acquired
 Fund's knowledge, no such
return is currently under audit,
and no assessment has been asserted
 with respect to such returns.
k)	All issued and outstanding
shares of the Acquired Fund are
duly and validly issued and outstanding,
fully
paid and non-assessable by the
Acquired Fund.  All of the issued
and outstanding shares of the Acquired
Fund will, at the time of the
Closing Date, be held by the
persons and in the amounts set forth in the records
of the Acquired Fund's transfer agent
as provided in paragraph 3.4.
The Acquired Fund has no outstanding
options, warrants, or other rights
to subscribe for or purchase any of
the Acquired Fund shares, and has no
outstanding securities convertible
into any of the Acquired Fund shares.
l)	At the Closing Date, the
Acquired Fund will have good and
marketable title to the Acquired Fund's assets to be transferred to the Acquiring
Fund pursuant to paragraph 1.2, and
full right, power, and authority to
sell, assign, transfer, and deliver

such assets hereunder, free of any
lien or other encumbrance, except those
liens or encumbrances of which the
Acquiring Fund has received notice,
 and, upon delivery and payment
for such assets, and the filing of
any articles, certificates or other
documents under the laws of the
Commonwealth of Massachusetts, the
Acquiring Fund will acquire good
and marketable title, subject to no
restrictions on the full transfer
of such assets, other than such

restrictions as might arise under
 the 1933 Act,
and other than as disclosed to and
accepted by the Acquiring Fund.
m)	The execution, delivery and
performance of this Agreement have been
 duly authorized by all necessary
action on the part of the Acquired
Fund.  Subject to approval by the
 Acquired Fund Shareholders, this
Agreement constitutes a valid and
binding obligation of the Acquired
Fund, enforceable in accordance with
its terms, subject as to enforcement,
to bankruptcy, insolvency, reorganization,
moratorium, and other laws
relating to or affecting creditors'
rights and to general equity principles.
n)	The information to be furnished
by the Acquired Fund for use in no-action
 letters, applications for orders,
registration statements, proxy materials,
 and other documents that may be necessary
 in connection with the
transactions contemplated herein shall be
accurate and complete in all material
respects and shall comply in
all material respects with federal
securities and other laws and regulations.
o)	From the effective date of
the Registration Statement (as defined
in paragraph 5.7), through the time of the
meeting of the Acquired Fund Shareholders
and on the Closing Date, any written
information furnished by
the Trust with respect to the Acquired
Fund for use in the Proxy Materials
(as defined in paragraph 5.7), or
any other materials provided in
connection with the Reorganization,
does not and will not contain any
untrue statement of a material
fact or omit to state a material
 fact required to be stated or necessary
to make
the statements, in light of the
circumstances under which such
statements were made, not misleading.
p)	The Acquired Fund has
qualified and elected to be
treated as a "regulated investment
company" under the
Code (a "RIC"), as of and since

its first taxable year; and qualifies
and will continue to qualify as a RIC
under the Code for its taxable
year ending upon its liquidation.
q)	No governmental consents,
approvals, authorizations or
filings are required under the 1933 Act, the Securities Exchange Act of 1934
(the "1934 Act"), the 1940 Act
or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the
Acquired Fund, except for the effectiveness of
the Registration Statement,
and the filing of any articles,
certificates or other documents that may be
required under Massachusetts law,
and except for such other consents,
 approvals, authorizations and filings
as have been made or received, and
such consents, approvals,
authorizations and filings
as may be required
subsequent to the Closing Date,
 it being understood, however,
that this Agreement and the transactions
contemplated herein must be
approved by the shareholders of
the Acquired Fund as described in
paragraph 5.2.
       	4.2	REPRESENTATIONS
OF THE ACQUIRING FUND.  The Trust,
 on behalf of the Acquiring
Fund, represents and warrants to
 the Trust, on behalf of the
Acquired Fund, as follows:
a)	 The Acquiring Fund is
 a legally designated, separate
 series of a statutory trust duly
organized, validly
existing, and in good standing
under the laws of the Commonwealth
of Massachusetts.
b)	The Trust is registered as
an open-end management investment
company under the 1940 Act, and
the Trust
registration with the Securities
and Exchange Commission
(the "Commission") as an
investment company
under the 1940 Act is in
full force and effect.
c)	The current prospectus
 and statement of additional
information of the Acquiring Fund
 conform in all
material respects to the applicable
requirements of the 1933 Act and the
 1940 Act and the rules and
regulations thereunder, and do not
include any untrue statement of a
 material fact or omit to state any
material fact required to be stated
 or necessary to make such statements
 therein, in light of the
circumstances under which they were
 made, not misleading.
d)	The Acquiring Fund is not,
and the execution, delivery and
performance of this Agreement will not, result
in a violation of the Trust's
Declaration of Trust or By-Laws
 or of any material agreement, indenture,
instrument, contract, lease, or
 other undertaking to which the
 Acquiring Fund is a party or by which it is
bound.
e)	Except as otherwise
disclosed in writing to and
accepted by the Acquired Fund,
 no litigation, administrative
proceeding or investigation of
or before any court or governmental
 body is presently pending or to its
knowledge threatened against the
Acquiring Fund or any of its
properties or assets, which, if adversely
determined, would materially and
adversely affect its financial
condition, the conduct of its business or the
ability of the Acquiring Fund to
carry out the transactions contemplated
 by this Agreement.  The Acquiring
Fund knows of no facts that might
form the basis for the institution
of such proceedings and it is not a party
to or subject to the provisions of
 any order, decree, or judgment of
 any court or governmental body that
materially and adversely affects
its business or its ability to consummate
the transaction contemplated
herein.
f)	The financial statements
 of the Acquiring Fund as of July
 31, 2009 and for the fiscal year
 then ended have
been prepared in accordance with
generally accepted accounting
principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the
Acquiring
Fund as of such date, and there
 are no known contingent liabilities
 of the Acquiring Fund as of such date
that are not disclosed in such statements.
g)	Since the date of the financial
statements referred to in paragraph (f)
above, there have been no material
adverse changes in the Acquiring Fund's
financial condition, assets, liabilities
or business (other than
changes occurring in the ordinary
course of business), or any incurrence
 by the Acquiring Fund of
indebtedness maturing more than one
year from the date such indebtedness
 was incurred, except as
otherwise disclosed to and accepted
by the Acquired Fund.  For the purposes
of this paragraph (g), a
decline in the net asset value of
the Acquiring Fund shall not constitute
 a material adverse change.
h)	All federal and other tax
returns and reports of the Acquiring
 Fund required by law to be filed have been
filed.  All federal and other taxes
 shown due on such returns and reports
have been paid, or provision shall
have been made for the payment thereof.
  To the best of the Acquiring Fund's
knowledge, no such return is
currently under audit, and no assessment
 has been asserted with respect to such returns.
i)	All issued and outstanding
Acquiring Fund Shares are duly and
validly issued and outstanding, fully paid
and non-assessable by the Acquiring Fund.
The Acquiring Fund has no outstanding options,
 warrants, or
other rights to subscribe for or purchase
any Acquiring Fund Shares, and there are no
outstanding securities
convertible into any Acquiring
Fund Shares.
j)	The execution, delivery
and performance of this Agreement
 have been duly authorized by all
necessary
action on the part of the Acquiring
 Fund, and this Agreement constitutes
 a valid and binding obligation of
the Acquiring Fund, enforceable
in accordance with its terms, subject
 as to enforcement, to bankruptcy,
insolvency, reorganization, moratorium,
and other laws relating to or affecting
creditors' rights and to
general equity principles.
k)	Acquiring Fund Shares to be
issued and delivered to the Acquired
 Fund for the account of the Acquired
Fund Shareholders pursuant to the
terms of this Agreement will, at
the Closing Date, have been duly
authorized.  When so issued and

delivered, such shares will be
duly and validly issued Acquiring Fund
Shares, and will be fully paid
and non-assessable.
l)	The information to be
furnished by the Acquiring Fund
for use in no-action letters,
registration statements,
proxy materials, and other

documents that may be necessary
in connection with the transactions
contemplated herein shall be accurate
and complete in all material respects
 and shall comply in all material
respects with federal securities and
 other laws and regulations.
m)	From the effective
date of
 the Registration Statement
(as defined in paragraph 5.7),
through the time of the
meeting of the Acquired Fund
Shareholders and on the Closing Date,
any written information furnished by
the Acquiring Fund for use in the
 Proxy Materials (as defined in paragraph 5.7),
 or any other materials
provided in connection with the
Reorganization, does not and will
not contain any untrue statement of a
material fact or omit to state a
 material fact required to be
stated or necessary to make the
statements, in
light of the circumstances under
which such statements were made,
not misleading.
n)	The Acquiring Fund has
qualified and elected to be
treated as a RIC under the
Code as of and since its first
taxable year; and qualifies and
shall continue to qualify as a
RIC under the Code for its current taxable
year.
o)	 No governmental consents,
approvals, authorizations or filings
are required under the 1933 Act, the 1934
Act, the 1940 Act or Massachusetts
law for the execution of this
Agreement by the Trust, for
itself and on
behalf of the Acquired Fund,
except for the effectiveness
of the Registration Statement,
 and the filing of
any articles, certificates or
other documents that may be
required under Massachusetts
law, and except for
such other consents, approvals,
authorizations and filings
 as have been made or received,
and such
consents, approvals, authorizations
and filings as may be required
subsequent to the Closing Date, it being
understood, however, that this
Agreement and the transactions
contemplated herein must be approved by
the shareholders of the Acquired
Fund as described in paragraph 5.2.
p)	The Acquiring Fund agrees
to use all reasonable efforts to
obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V

COVENANTS OF THE ACQUIRING FUND
AND THE ACQUIRED FUND
       	5.1	OPERATION IN ORDINARY COURSE.
 The Acquiring Fund and the Acquired
Fund will each
operate its respective business in
the ordinary course between the date
of this Agreement and the Closing Date, it
being understood that such ordinary
course of business will include c
ustomary dividends and shareholder purchases
and redemptions.
       	5.2	APPROVAL OF SHAREHOLDERS.
 The Trust will call a special meeting of the
Acquired Fund
Shareholders to consider and act upon this
 Agreement and to take all other appropriate
 action necessary to obtain
approval of the transactions contemplated
herein.
       	5.3	INVESTMENT REPRESENTATION.
 The Acquired Fund covenants that the
Acquiring Fund
Shares to be issued pursuant to this
Agreement are not being acquired for
the purpose of making any distribution,
other than in connection with the
Reorganization and in accordance with
the terms of this Agreement.
       	5.4	ADDITIONAL INFORMATION.
 The Acquired Fund will assist the
Acquiring Fund in obtaining
such information as the Acquiring
Fund reasonably requests concerning
the beneficial ownership of the Acquired
Fund's shares.
       	5.5	FURTHER ACTION.
Subject to the provisions of this
 Agreement, the Acquiring Fund and
the
Acquired Fund will each take or
 cause to be taken, all action,
and do or cause to be done, all
things reasonably
necessary, proper or advisable to
 consummate and make effective the
 transactions contemplated by this
 Agreement,
including any actions required to
be taken after the Closing Date.
       	5.6	STATEMENT OF EARNINGS
AND PROFITS.  As promptly as practicable,
but in any case
within sixty days after the Closing Date,
the Acquired Fund shall furnish the Acquiring
Fund, in such form as is
reasonably satisfactory to the Acquiring Fund,
a statement of the earnings and profits of the
Acquired Fund for
federal income tax purposes that will be
carried over by the Acquiring Fund as a result
of Section 381 of the Code,
and which will be certified by the Trust's Treasurer.
       	5.7	PREPARATION OF REGISTRATION
STATEMENT AND SCHEDULE 14A PROXY
STATEMENT.  The Trust will prepare and file
with the Commission a registration statement
on Form N-14 relating
to the Acquiring Fund Shares to
be issued
to shareholders of the Acquired Fund
(the "Registration Statement").
The
Registration Statement on Form N-14
shall include a proxy statement and
a prospectus of the Acquiring Fund
relating to the transaction
contemplated by this Agreement.
 The Registration Statement shall
 be in compliance with
the 1933 Act, the 1934 Act and the
1940 Act, as applicable.  Each party
will provide the other party with the
materials and information necessary
to prepare the registration statement
on Form N-14 (the "Proxy Materials"), for
inclusion therein, in connection with
the meeting of the Acquired Fund's
Shareholders to consider the approval of
this Agreement and the transactions
contemplated herein.
       	5.8	DECLARATION AND PAYMENTS
OF DIVIDENDS. On or before the Closing
Date, the
Acquired Fund shall have declared
and paid a dividend or dividends
which, together with all previous such
dividends, shall have the effect
of distributing to its shareholders
 all of the Acquired Fund's investment
company
taxable income (computed without
regard to any deduction for
dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all
of its net capital gains realized
(after reduction for any capital loss
carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS
OF THE ACQUIRED FUND
       The obligations of the
Acquired Fund to consummate the
transactions provided for herein
shall be subject,
at its election, to the performance
 by the Acquiring Fund of all the
obligations to be performed by the
 Acquiring
Fund pursuant to this Agreement on
or before the Closing Date, and,
in addition, subject to the following
conditions:
       	All representations, covenants,
 and warranties of the Acquiring Fund
contained in this Agreement shall be
true and correct in all material

respects as of the date hereof
and as of the Closing Date, with
the same force and
effect as if made on and as of the
 Closing Date.  The Acquiring Fund
shall have delivered to the Acquired
 Fund a
certificate executed in the Acquiring
 Fund's name by the Trust's President
or Vice President and its Treasurer or
Assistant Treasurer, in form and
substance satisfactory to the
 Acquired Fund and dated as of
the Closing Date, to
such effect and as to such other
 matters as the Acquired Fund shall
reasonably request.
ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS
OF THE ACQUIRING FUND
       The obligations of the
Acquiring Fund to consummate
the transactions provided for
 herein shall be subject,
at its election, to the
performance by the Acquired
Fund of all the obligations
to be performed by the Acquired Fund
pursuant to this Agreement,
on or before the Closing Date and,
 in addition, shall be subject to the
following
conditions:
       	All representations,
covenants, and warranties of the
Acquired Fund contained in this
Agreement shall be
true and correct in all material
 respects as of the date hereof
and as of the Closing Date, with
the same force and
effect as if made on and as of

such Closing Date.  The Acquired
 Fund shall have delivered to the
Acquiring Fund on
such Closing Date a certificate
 executed in the Acquired Fund's
name by the Trust's President or
 Vice President and
the Treasurer or Assistant Treasurer,
 in form and substance satisfactory
to the Acquiring Fund and dated as
 of such
Closing Date, to such effect and
 as to such other matters as the
Acquiring Fund shall reasonably
request.
       	The Acquired Fund shall
 have delivered to the Acquiring
Fund a statement of the Acquired
Fund's assets
and liabilities, together with a
list of the Acquired Fund's portfolio
securities showing the tax costs of
such securities
by lot and the holding periods of

 such securities, as of the Closing
 Date, certified by the Treasurer of
the Trust.
ARTICLE VIII

FURTHER CONDITIONS PRECEDENT
TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
       If any of the conditions
set forth below do not exist
on or before the Closing Date
with respect to the
Acquired Fund or the Acquiring
Fund, the other party to this
Agreement shall, at its option,
not be required to
consummate the transactions
contemplated by this Agreement:
       	8.1	This Agreement
 and the transactions contemplated
 herein, with respect to the
 Acquired Fund, shall
have been approved by the
requisite vote of the holders
 of the outstanding shares
of the Acquired Fund in
accordance with applicable
law and the provisions of
the Trust's Declaration of
 Trust and By-Laws.  Certified
copies of the resolutions
evidencing such approval shall
have been delivered to the Acquiring Fund.
Notwithstanding anything herein
to the contrary, neither the
Acquiring Fund nor the Acquired
 Fund may waive the
conditions set forth in this
paragraph 8.1.
       	8.2	On the Closing
Date, the Commission shall not
have issued an unfavorable report under
Section 25(b) of the 1940 Act,
or instituted any proceeding
seeking to enjoin the consummation of
the transactions
contemplated by this Agreement
 under Section 25(c) of the 1940 Act.
Furthermore, no action, suit or other
proceeding shall be threatened
or pending before any court or
governmental agency in which it is
sought to restrain
or prohibit, or obtain
damages or other relief
in connection with this
Agreement or the transactions
contemplated
herein.
       	8.3	All required
consents of other parties and
all other consents, orders,
and permits of federal, state
and local regulatory authorities
(including those of the Commission
and of State securities authorities,
 including any
necessary "no-action" positions
and exemptive orders from such
federal and state authorities)
to permit
consummation of the transactions
contemplated herein shall have been
obtained, except where failure to obtain
 any
such consent, order, or permit would
not involve a risk of a material
adverse effect on the assets or
properties of the
Acquiring Fund or the Acquired Fund,
provided that either party hereto
may waive any such conditions for itself.
       	8.4	The Registration
Statement shall have become effective
 under the 1933 Act, and no stop orders
suspending the effectiveness thereof s
hall have been issued.  To the best
knowledge of the parties to this Agreement,
no investigation or proceeding for
that purpose shall have been instituted
or be pending, threatened or contemplated
under the 1933 Act.
       	8.5	The parties shall
 have received an opinion of Reed Smith
 LLP substantially to the effect that for
federal income tax purposes:
a)	The transfer of all of the
Acquired Fund's assets to the
Acquiring Fund solely in
exchange for Acquiring
Fund Shares (followed by the
distribution of Acquiring Fund
Shares to the Acquired Fund Shareholders
in
dissolution and liquidation of the
Acquired Fund) will constitute a
"reorganization" within the meaning of
Section 368(a) of the Code, and
the Acquiring Fund and the
Acquired Fund will each be a
"party to a
reorganization" within the meaning
of Section 368(b) of the Code.
b)	No gain or loss will be
 recognized by the Acquiring Fund
upon the receipt of the assets
of the Acquired
Fund solely in exchange for
Acquiring Fund Shares.
c)	No gain or loss will
be recognized by the Acquired
Fund upon the transfer of the
Acquired Fund's assets to
the Acquiring Fund solely in
 exchange for Acquiring Fund
 Shares or upon the distribution
(whether actual
or constructive) of Acquiring
Fund Shares to Acquired Fund
Shareholders in exchange for
their Acquired
Fund Shares.
d)	No gain or loss will be
recognized by any Acquired Fund
Shareholder upon the exchange of
its Acquired
Fund Shares for Acquiring Fund Shares.
e)	The aggregate tax basis
of the Acquiring Fund Shares
received by each Acquired Fund
Shareholder
pursuant to the Reorganization
will be the same as the aggregate
tax basis of the Acquired Fund Shares
held by it immediately prior to the
Reorganization.  The holding period
 of Acquiring Fund Shares received
by each Acquired Fund Shareholder
will include the period during
which the Acquired Fund Shares
exchanged therefor were held
 by such shareholder, provided
 the Acquired Fund Shares are
held as capital
assets at the time of the Reorganization.
f)	The tax basis of the
Acquired Fund's assets acquired
by the Acquiring Fund will be
the same as the tax
basis of such assets to the
Acquired Fund immediately prior
 to the Reorganization.  The
holding period of
the assets of the Acquired Fund
 in the hands of the Acquiring Fund
will include the period during which
those assets were held by the Acquired
Fund.
Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired
Fund and Acquiring Fund will cooperate
to make and certify the
accuracy of such representations.
The
foregoing opinion may state that
no opinion is expressed as to the
effect of the Reorganization on
the Acquiring Fund, the Acquired
 Fund or any Acquired Fund Shareholder
with respect to any asset as to

which unrealized gain or loss is
required to be recognized for
federal income
tax purposes at the end of a taxable
 year (or on the termination or
transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the
Acquired Fund may waive the conditions
set forth in this paragraph 8.5.
ARTICLE IX

EXPENSES
       	The Acquired Fund will pay
all expenses associated with Acquiring
Fund's and Acquired Fund's
participation in the Reorganization,
 including without limitation:
(a) expenses associated with the
preparation and
filing of the Proxy Materials;
 (b) postage; (c) printing; (d)
 accounting fees; (e) legal fees
incurred by each Fund;
(f) solicitation costs of the transaction;
and (g) other related administrative or
 operational costs.
ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
       	10.1	The Trust, on behalf of
the Acquiring Fund, and the Trust, on
behalf of the Acquired Fund, agree
that neither party has made to the
other party any representation,
warranty and/or covenant not set
forth herein, and
that this Agreement constitutes the
entire agreement between the parties.
       	10.2	Except as specified
in the next sentence set forth in
this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection
with this Agreement, shall not
survive the consummation of the
transactions contemplated hereunder. The covenants to be performed after the
 Closing Date, shall continue in effect
beyond the consummation of the
transactions contemplated hereunder.
ARTICLE XI

TERMINATION
       	This Agreement may be terminated
by the Trust on or before the Closing Date.
       	In the event of any such termination,
in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring
Fund, the Acquired Fund, the Trust, or their
 respective trustees or
officers.
ARTICLE XII

AMENDMENTS
       	This Agreement may be amended,
 modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the
 Trust,
on behalf of the Acquired Fund and
the Acquiring Fund, as specifically
authorized by the Board of Trustees;
provided, however, that following the
 meeting of the Acquired Fund
Shareholders called by the
Acquired Fund pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this
Agreement to the detriment of such
shareholders without their further
approval.
ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT;
LIMITATION OF LIABILITY
       	The Article and paragraph
headings contained in this Agreement
 are for reference purposes only and
 shall
not affect in any way the meaning or
 interpretation of this Agreement.
       	This Agreement may be executed
 in any number of counterparts, each
 of which shall be deemed an
original.
       	This Agreement shall be
governed by and construed in
 accordance with the laws of
the Commonwealth of
Pennsylvania.
       	This Agreement shall
 bind and inure to the benefit
of the parties hereto
 and their respective
 successors and
assigns, but, except
 as provided in this
paragraph, no assignment
or transfer hereof or of
any rights or obligations
hereunder shall be made
by any party without the
 written consent of the
other party.  Nothing h
erein expressed or
implied is intended or
shall be construed to confer
 upon or give any person,
 firm, or corporation, other
than the
parties hereto and their
respective successors and
 assigns, any rights or
 remedies under or
by reason of this
Agreement.
       	It is expressly
agreed that the obligations
of the Funds hereunder
shall not be binding upon any of the
Trustees, shareholders,
nominees, officers, agents,
or employees of the Trust
personally, but shall bind
only the
Trust property of the Funds,
as provided in the Declaration
of Trust of the Trust.  The
execution and delivery of this
Agreement have been authorized
by the Trustees of the Trust
on behalf of the Funds and
signed by authorized
officers of the Trust, acting
as such.  Neither the authorization
by such Trustees nor the execution
and delivery by
such officers shall be deemed to
have been made by any of them
individually or to impose any
liability on any of
them personally, but shall bind
only the Trust property of the
Acquired Fund as provided in the
Trust's Declaration
of Trust.


	IN WITNESS WHEREOF, the parties
have duly executed this Agreement, all
as of the date first written
above.

MONEY MARKET OBLIGATIONS TRUST
on behalf of its portfolio,
Federated Short-Term U.S. Government Trust



John W. McGonigle
John W. McGonigle, Secretary



MONEY MARKET OBLIGATIONS TRUST
on behalf of its portfolio,
Government Obligations Fund



John W. McGonigle
John W. McGonigle, Secretary